SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 4, 1999

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                               GENTA INCORPORATED
             (Exact name of registrant as specified in its charter)

                         Commission file number 0-19635


            Delaware                                       33-0326866
(State or other jurisdiction of                 (I.R.S. Employer Identification
 incorporation or organization)                             Number)



             99 Hayden Avenue, Suite 200, Lexington, Massachusetts
                 02421 (Address of principal executive offices)
                                   (Zip Code)


                                 (781) 860-5150
              (Registrant's telephone number, including area code)

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                               GENTA INCORPORATED
                                    FORM 8-K
                                 CURRENT REPORT

                               TABLE OF CONTENTS
                                                                          Page

Item 5.        Other Event....................................................3

Item 7.        Exhibit........................................................3

Signature.....................................................................4

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

Item 5. OTHER EVENT

      On August 4, 1999 the Company issued the press release attached to this Form as Exhibit 99.1.

Item 7.        EXHIBIT

      99.1 Press Release dated August 4, 1999.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     August 13, 1999

                                       GENTA INCORPORATED


                                       /s/ Kenneth G. Kasses, Ph.D.
                                       ----------------------------
                                       Kenneth G. Kasses, Ph.D.
                                       Chairman of the Board of Directors,
                                       President and Principal Executive Officer


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